UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

SILK ROAD MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Innsbruck Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 720-9002

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on September 17, 2024 (the “Closing Date”) of the transaction contemplated by that certain Agreement and Plan of Merger, dated June 17, 2024 (the “Merger Agreement”), by and among Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”), Seminole Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Boston Scientific (“Merger Sub”), and Silk Road Medical, Inc., a Delaware corporation (“Silk Road”).

On the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into Silk Road (the “Merger”), with Silk Road surviving the Merger as a wholly owned subsidiary of Boston Scientific (the “Surviving Corporation”).

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on September 17, 2024, Silk Road repaid in full all outstanding indebtedness and terminated all obligations and commitments under its Loan and Security Agreement, dated as of May 27, 2022, by and between Silk Road and Oxford Finance, LLC, as amended on June 13, 2022 (the “Existing Loan Agreement”). Silk Road incurred a 1.0% prepayment fee for early prepayment of the term loans under the Existing Loan Agreement, which had a scheduled maturity date of May 1, 2027 for the revolving facility and the term loans. In connection with the repayment of the outstanding indebtedness by Silk Road under the Existing Loan Agreement, any guarantees, liens and other security interests in connection therewith were automatically terminated and/or released, as applicable.

In connection with the consummation of the Merger, Silk Road paid a success fee of $367,500 (the “Success Fee”) to Stifel Bank under its Success Fee Agreement with Stifel Bank, dated October 29, 2020 (the “Success Fee Agreement”), by and between Silk Road and Stifel Bank, which Silk Road entered into in connection with its Loan and Security Agreement, dated as of October 29, 2020, by and between Silk Road and Stifel Bank. The Success Fee Agreement required Silk Road to pay Stifel Bank the Success Fee in the event that Silk Road completed a Liquidity Event (liquidation, merger, sale of Silk Road or change in control) prior to the Success Fee Agreement termination date of October 29, 2025. In connection with the repayment of the Success Fee by Silk Road under the Success Fee Agreement, all obligations of Silk Road or any of its affiliates under the Success Fee Agreement were satisfied and released with no further action necessary and the Success Fee Agreement was terminated.

The material terms of the Existing Loan Agreement and the Success Fee Agreement are more fully described in Silk Road’s Current Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024, which descriptions are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger on the Closing Date (the “Effective Time”) each share of Silk Road’s common stock (the “Common Stock”) outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was cancelled and converted automatically into the right to receive $27.50 in cash, without interest (the “Merger Consideration”) and subject to applicable taxes.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding and unexercised Silk Road option to purchase Common Stock (the “Options”) with an exercise price that was less than the Merger Consideration, whether vested or unvested, was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable taxes, equal to the product of (i) the amount by which the Merger Consideration exceeded the exercise price of such Option and (ii) the aggregate number of shares issuable upon the exercise of such Option. Any Option, whether vested or unvested, with an exercise price that was equal to or greater than the Merger Consideration was canceled without the payment of consideration.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Silk Road restricted stock unit covering Common Stock that was subject to time or service-based vesting (“RSUs”), whether vested but unsettled or unvested, was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable taxes, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares underlying such RSU.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Silk Road restricted stock unit covering Common Stock that vests based on achievement of any performance condition (“PSUs”), whether vested but unsettled or unvested, was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable taxes, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares underlying such PSU determined based on achievement of market or performance conditions in accordance with the applicable award agreement or stock plan relating thereto as of immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Silk Road’s Current Report on Form 8-K, filed by Silk Road with the SEC on June 17, 2024. Such exhibit is incorporated by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04 to the extent applicable.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note, Item 2.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Surviving Corporation notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq delist the Common Stock on the Closing Date. As a result, trading of the Common Stock on Nasdaq was suspended prior to the opening of trading on Nasdaq on the Closing Date. On the Closing Date, the Surviving Corporation also requested that Nasdaq file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act and suspend Silk Road’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act with respect to Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of Silk Road, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of Silk Road occurred, and the Surviving Corporation became a wholly owned subsidiary of Boston Scientific.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and Item 2.01, Item 3.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, Charles S. McKhann, Rick D. Anderson, Kevin J. Ballinger, Tanisha V. Carino, Ph.D., Tony M. Chou, M.D., Jack W. Lasersohn, Elizabeth H. Weatherman and Donald J. Zurbay, each of whom was a director of Silk Road as of immediately prior to the Effective Time, ceased to be a director of Silk Road and a member of any committee of Silk Road’s Board of Directors. At the Effective Time, Vance R. Brown and Emily Woodworth became the directors of Silk Road.

At the Effective Time, pursuant to the Merger Agreement, Charles M. McKhann and Kevin M. Klemz, each of whom was an officer of Silk Road as of immediately prior to the Effective Time, ceased to be an officer of Silk Road. At the Effective Time, Michael F. Mahoney, Daniel J. Brennan and Emily M. Woodworth became officers of Silk Road.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of Silk Road, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation filed herewith as Exhibit 3.1. Such exhibit is incorporated by reference.

Effective upon completion of the Merger, the bylaws of Silk Road, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws filed herewith as Exhibit 3.2. Such exhibit is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 17, 2024, among Boston Scientific Corporation, Seminole Merger Sub, Inc. and Silk Road Medical, Inc. (incorporated by reference to Exhibit 2.1 to Silk Road’s Current Report on Form 8-K filed with the SEC on June 18, 2024).*

3.1	Amended and Restated Certificate of Incorporation of Silk Road Medical, Inc.

3.2	Amended and Restated Bylaws of Silk Road Medical, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Silk Road will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILK ROAD MEDICAL, INC.

	By:	/s/ Kevin M. Klemz
Kevin M. Klemz
Authorized Signatory

Date: September 17, 2024